UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 27, 2020
Date of Report (Date of earliest event reported)

HMS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-50194		11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

5615 High Point Drive	Irving	Texas	75038
(Address of Principal Executive Offices)			(Zip Code)
(214) 453-3000
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HMSY	The Nasdaq Stock Market LLC
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2020, HMS Holdings Corp. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results.

1. Proposal One – Election of Directors

The shareholders elected each of the following individuals as a director to hold office for a one-year term expiring at the annual meeting of shareholders in 2021 and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Name	For	Against	Abstain	Broker Non-Votes
Katherine Baicker, Ph.D.	76,063,939	42,679	9,600	3,916,610
Robert Becker	75,831,650	274,818	9,750	3,916,610
Craig R. Callen	75,806,097	300,271	9,850	3,916,610
William C. Lucia	73,671,448	2,329,930	114,840	3,916,610
William F. Miller III	74,215,282	1,820,308	80,628	3,916,610
Jeffrey A. Rideout, M.D.	76,035,422	39,391	41,405	3,916,610
Ellen A. Rudnick	73,455,282	2,647,907	13,029	3,916,610
Bart M. Schwartz	75,938,021	138,121	40,076	3,916,610
Richard H. Stowe	72,752,533	3,328,618	35,067	3,916,610
Cora M. Tellez	75,833,846	274,352	8,020	3,916,610

2. Proposal Two – Advisory Approval of the Company’s 2019 Executive Compensation

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2019, as described in the proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
73,676,988	2,419,319	19,911	3,916,610

3. Proposal Three – Ratification of the Selection of Independent Registered Public Accounting Firm

The shareholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
79,879,252	141,360	12,216

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: June 1, 2020
By: /s/ Meredith W. Bjorck
Meredith W. Bjorck
Executive Vice President, Chief Legal Officer and Corporate Secretary